SEC File Number 811-05631
                                                     033-23452

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549

                          FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 17

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                               OF 1940

                          Amendment No. 18

                   FIRST PACIFIC MUTUAL FUND, INC.
         (Exact name of Registrant as Specified in Charter)

        2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
                (Address of Principal Executive Office)

    Registrant's telephone number, including area code:  (808) 988-8088


          Terrence Lee, President; First Pacific Mutual Fund, Inc.; 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822
                 (Name and Address of Agent for Service)


           Please send copies of all communications to:
                    Audrey C. Talley, Esquire
                    Drinker Biddle & Reath, LLP
                    1345 Chestnut Street
                    Philadelphia, PA   19107-3496

           Approximate Date of Proposed Public Offering:
          It is proposed that this filing will become effective
                          (check appropriate box)

            _____ immediately upon filing pursuant to paragraph (b)
            __x__ on _02/01/2002__ pursuant to paragraph (b)
            _____ 60 days after filing pursuant to paragraph (a)(1)
            _____ on _________ pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on_________ pursuant to paragraph (a)(2) of Rule 485




PART A:           INFORMATION REQUIRED IN A PROSPECTUS


First Pacific Mutual Fund, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822-1856




Hawaii Municipal Fund
Hawaii Intermediate Fund




Prospectus dated February 1, 2002



TABLE OF CONTENTS
Investment Objectives.......................................................2
Investment Strategy.........................................................2
Risks.......................................................................3
Average Annual Total Returns................................................5
Risk Return Summary:  Fee Table.............................................7
Financial Highlights........................................................9
Other Investment Practices.................................................10
Investment Manager.........................................................10
Portfolio Manager..........................................................10
Fund Pricing...............................................................11
Purchasing Fund Shares.....................................................11
Redeeming and Exchanging Fund Shares.......................................12
Distributions, Capital Gains and Tax Consequences..........................14
Distribution Arrangements..................................................15



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



INVESTMENT OBJECTIVES

    The investment objective of the Hawaii Municipal Fund and Hawaii Intermediate Fund (each, a "Fund," and together, the "Funds")of First Pacific Mutual Fund, Inc. ("Company")is to provide a high level of income current exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. This investment objective cannot be changed without shareholder approval.


     Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

     The two principal classifications of municipal securities are General Obligation and Revenue bonds. General Obligation bonds are secured by the issuer s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.


INVESTMENT STRATEGY

   Each Fund will primarily invest its assets in a varied portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions. The interest on these securities is exempt from federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. Each Fund will invest, under normal circumstances, at least 80% of the Fund's net assets in these municipal securities.


[Bullet]  Maturity Range
          Hawaii Municipal Fund invests in municipal bonds with a maturity of up to 40 years and an average expected maturity of 10 - 25 years.
          Hawaii Intermediate Fund invests in municipal bonds with an average portfolio maturity of 3 - 10 years.

Each Fund will pursue these investment strategies:

[Bullet]  Credit Quality
          At least 90% of a Fund's assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Corporation (AAA, AA, A, BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the Investment Manager to be of comparable quality.

[Bullet]  Concentration
          More than 25% of a Fund's assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet]  Risk Management
          Each Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

[Bullet]  Downgrade Policy
     Downgraded bonds will be subject to review. Based upon the review, a Fund will elect to hold or sell the downgraded bond.

RISKS
[Bullet]  General Risk
     There is no guarantee that each Fund's investment objective will be met. Each Fund's yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in a Fund. Investing in either Fund subjects you to other risks, including:

[Bullet]  Interest Rate Risk
     The net asset value of each Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long term bonds.

[Bullet]  Credit Risk
     Credit risk is the ability of municipal issuers to meet their payment obligations.

[Bullet]  Hawaii Securities
     The Funds primarily invest in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

          All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December, 1962.

 [Bullet]  Concentration Risk
      The Funds are subject to the additional risk that they concentrate their investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Funds will be closely tied to the economic and political conditions in the State of Hawaii. Therefore, an investment in a Fund may be riskier than an investment in other types of municipal bond funds.

[Bullet]  Non-Diversified, Open End Management Investment Company
     Each Fund's assets may be invested in fewer issuers than if it were a diversified fund and, as a result, if the value of portfolio securities change, a Fund's net asset value may increase or decrease more rapidly than a diversified fund.

[Bullet]  Tax Laws
     Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of each Fund to pay tax-exempt interest dividends might be adversely affected.

     Additional information about each Fund's investments and risks can be found in the Statement of Additional Information ("SAI").


HAWAII MUNICIPAL FUND



AVERAGE ANNUAL TOTAL RETURNS
    The bar chart and table shown below provide some indication of the risks of investing in the Hawaii Municipal Fund. The information in the bar chart shows the year to year changes in the Fund's performance. The table compares the Fund's average annual returns with the Lehman Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The Lehman Muni Bond Index is a rule-based and market-value-weighted index of the tax-exempt bond market. The bar chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not indicative of future performance.


Hawaii Municipal Fund
Year by Year Total Return as of 12/31 each year (%):



[bar graph omitted] plot points as follows.
1992     8.78
1993    10.63
1994    -5.03
1995    14.40
1996     4.17
1997     7.10
1998     4.88
1999    -1.95
2000     8.53
2001     4.30



Best Quarter        1st Q  1995       6.01%
Worst Quarter       1st Q  1994      -4.40%



Average Annual Total Returns for the periods ended December 31, 2001
                                      1 Year         5 Years        10 years
Return Before Taxes                     4.30%          4.51%           5.44%
Return After Taxes on Distributions     4.30%          4.51%           5.38%
Return After Taxes on Distributions     4.46%          4.59%           5.38%
 and Sale of Fund Shares
Lehman Muni Bond Index                  5.13%          5.98%           6.62%
(reflects no deduction for fees, expenses or taxes)



After-Tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.



HAWAII INTERMEDIATE FUND


AVERAGE ANNUAL TOTAL RETURNS

    The bar chart and table shown below provide some indication of the risks of investing in the Hawaii Intermediate Fund. The information in the bar chart shows the year to year changes in the Fund's performance.
The table compares the Fund's average annual returns with the Lehman
Muni Bond Index, which measures yield, price and total return for long term municipal bonds. The Lehman Muni Bond Index is a rule-based and market-value-weighted index of the tax-exempt bond market. The bar chart and table assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not indicative of future performance.



Year by Year Total Return as of 12/31 each year (%):



[bar graph omitted] plot points as follows.
1995 10.33
1996  3.77
1997  4.82
1998  4.67
1999   .97
2000  5.82
2001  5.09

1994 was not a full calendar year. The inception date for the Fund was July 5, 1994. The total return in 1994 was +0.54%.




Best Quarter        1st Q  1995   3.90%
Worst Quarter       2nd Q  1999  -0.66%



Average Annual Total Returns for the periods ended December 31, 2001

                                                                Inception
                                          1 Year     5 Years    July 5, 1994
Return Before Taxes                         5.09%       4.26%       4.77%
Return After Taxes on Distributions         5.09%       4.24%       4.75%
Return After Taxes on Distributions         4.70%       4.25%       4.70%
 and Sale of Fund Shares
Lehman Muni Bond Index                      5.13%       5.98%       6.50%
(reflects no deduction for fees, expenses or taxes)



After-Tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.




RISK RETURN SUMMARY:  FEE TABLE
HAWAII MUNICIPAL FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Hawaii Municipal Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   0.50%
Distribution (12b-1) Fees                         0.15%
Other Expenses                                    0.38%
     Total Annual Fund Operating Expenses         1.03%



     The Fund's distribution plan allows the Fund to spend up to 0.25% per year of its average daily net assets in connection with the activities to distribute its shares. For the fiscal year ending September 30, 2001, 0.15% of the Fund's average daily net assets were spent on distribution fees. The Fund also has arrangements with its custodian bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Custody credits reduced Total Annual Fund Operating Expenses from 1.03% to 0.94%.



EXAMPLE

     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:


          1 year         3 years        5 years        10 years
            $105            $327          $569           $1,259




RISK RETURN SUMMARY:  FEE TABLE
HAWAII INTERMEDIATE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Hawaii Intermediate Fund.


Shareholder Fees (fees paid directly from your investments)      NONE
     Shares are offered for investment without any sales charges.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                   0.50%
Distribution (12b-1) Fees                         0.11%
Other Expenses                                    0.27%
     Total Annual Fund Operating Expenses         0.88%



The Fund's distribution plan allows the Fund to spend up to 0.25% per year of its average daily net assets in connection with activities to distribute its shares. For the fiscal year ending September 30, 2001, 0.11% of the Fund's average daily net assets were spent on distribution fees. The Fund also has arrangements with its custodian bank to reduce fees through custodian arrangements. Such waivers may cease at any time. Custody credits reduced Total Annual Fund Operating Expenses from 0.88% to
0.79%.



EXAMPLE

     This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and a redemption of all shares at the end of those periods. The example also assumes the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions costs would be:


          1 year         3 years        5 years        10 years
            $90           $281           $488          $1,084





FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help investors understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, Certified Public Accountants, whose report, along with the Fund's financial Statements, are included in the SAI or annual report, which is available upon request.




                                       Hawaii Municipal Fund               Hawaii Intermediate Municipal

      2001        2000      1999     1998       1997           2001     2000      1999      1998     1997

Net Asset Value,
      $10.55      $10.68  $11.23  $11.10   $10.89        $5.01    $5.03     $5.18     $5.15    $5.12

Income from investment operations
          .50        .52     .55     .55      .54          .21      .21
  .22       .22         .22
  Net gain (loss) on Securities
      (.13)      (.55)       .13           .21             .16        (.02)      (.14)        .04         .04
       .39             -         .68          .75             .37          .19         .08         .26         .26

Less distributions
           (.50)        (.52)       (.55)      (.55)       (.54)           (.21)       (.21)     (.22)       (.22)       (.22)
              investment income
-               -              -             -              -                  -              -        (.01)      (.01)       (.01)
  (.52)        (.55)      (.55)       (.54)           (.21)       (.21)     (.23)      (.23)       (.23)

                                      $10.89   $10.55    $10.68  $11.23  $11.10         $5.17     $5.01   $5.03    $5.18     $5.15

                                       8.11%    3.79%    (.07)%   6.28%   7.09%        7.61%   3.97%   1.51%   5.08%   5.17%

Ratios/Supplemental Data
      $4.9     $4.5        $5.5       $5.9      $6.4

Ratio of expenses to average net assets
  Before expense reimbursements    1.03%      .98%      .94%       .89%      .98%          .88%    .85%      .98%      1.49%   1.43%
  After expense reimbursements       1.03%(a)  .98%(a) .94%(a)  .89%(a) .98%(a)    .88%(b) .85%(b)  .89%(b) .85%(b) .86%(b)


Ratio of net investment income to average net assets
  Before expense reimbursements   4.64%   4.83%    4.88%     4.90%     4.99%       4.12%    4.07%    4.07%    3.53%     3.67%
  After expense reimbursements       4.64%   4.83%    4.88%     4.90%     4.99%       4.12%     4.07%   4.18%    4.17%     4.24%

Portfolio Turnover Rate                     22.06% 20.96%  10.83%     7.35%     3.21%    19.28%     4.22%    3.32%  14.57%   17.36%

(a)  Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were .94%, .91%, .87%, .85%, and .94% for the years ended September 30,
2001, 2000, 1999, 1998, and 1997, respectively.
(b)  Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were .79%, .77%, .75%, .73%, and .75% for the years ended September 30,
2001, 2000, 1999, 1998, and 1997, respectively.



OTHER INVESTMENT PRACTICES
         Each Fund's investments are subject to other limitations described in the SAI. Each Fund may:


[Bullet] Hedge its portfolio partially or fully against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.


[Bullet] Engage in when-issued or delayed delivery transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

[Bullet] Enter into reverse repurchase agreements, under which a Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

[Bullet] Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.

	During periods of adverse market conditions each Fund may not achieve its investment objective. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.

INVESTMENT MANAGER

         The Investment Manager for each Fund is First Pacific Corporation ("First Pacific"), 2756 Woodlawn Drive, #6-201, Honolulu,
HI 96822. First Pacific was founded in 1988 and currently manages over $125 million for two tax-exempt funds. First Pacific is responsible for: investing the assets of each Fund, providing investment research, administering each Fund's daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating each portfolio and overseeing its performance. As compensation for services provided by First Pacific, each Fund paid First Pacific 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year.



PORTFOLIO MANAGER

         Louis F. D'Avanzo is the portfolio manager of each Fund. Mr. D'Avanzo has managed the Hawaii Municipal Fund since August 1991 and the Hawaii Intermediate Fund since July 1994. He has been employed with First Pacific since July 1989. Mr. D'Avanzo has a BA in Economics from Tufts University.


FUND PRICING

         The net asset value per share for each Fund is determined by calculating the total value of each Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding.
The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on the days on which the New York Stock Exchange is closed.


         Each Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Company. When events occur which may affect the accuracy of available quotations for the Funds' investments, the Funds may use fair value pricing procedures approved by the Board. The price determined by a Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.



PURCHASING FUND SHARES
         Shares are distributed through First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the National Association of Securities Dealers who have dealer agreements with First Pacific Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.


         In order to establish a new account, a completed application should accompany an investment in a Fund. Purchases can be made by submitting a check or wiring funds. Checks must be made payable to the Fund(s) being purchased; Hawaii Municipal Fund and/or Hawaii Intermediate Fund . New account applications and additional investments can be mailed to: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822.


         First Pacific Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

         Each Fund is offered for investment on a no-load basis, meaning investors do not pay any sales charges. The minimum initial investment to open an account is $1,000.00. The minimum subsequent investment is $100.00. For subsequent investments, shareholders should include their Fund account number on the check.


         Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's net asset value. Purchases received after the close of the New York Stock Exchange are confirmed at the net asset value determined on the next business day.
Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. First Pacific Securities, Inc. reserves the right to accept or reject any purchase.


Automatic Investment Plan
         Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institutions. A minimum investment of $100.00 each month is required for participation in the plan.


Service Agents

         Shares of each Fund may be purchased by customers of service agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers ("Service Agents"). Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.



REDEEMING and EXCHANGING FUND SHARES
         Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared.

         The redemption price of shares is based on the next calculation of the net asset value after the order is placed. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

         The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.


         If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

         If your account falls below $500.00, you may be asked to increase your balance. If it is still below $500.00 after 60 days, the Company may close your account and send you the proceeds. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.

Telephone Redemptions (808) 988-8088
         To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:
         Fund Name
         Account Number
         Name and address exactly as registered on that account
         Social security number or tax identification as registered on that account
         Dollar or share amount to be redeemed


         If these procedures are followed, the Company, the Funds and First Pacific Securities, Inc. will not be responsible for the authenticity of instructions received by telephone or any loss, liability cost or expense.


Written Redemption Requests
         If telephone redemption privileges are not established, a written redemption request should be sent to First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and a signature (signed exactly as the account is registered).

Exchanging Shares

         Shares may be exchanged between either Fund. An exchange is the selling of shares of one Fund to purchase shares of another.
Shareholders can automatically participate in the telephone exchange program unless they have indicated otherwise. You can exchange shares by calling
(808) 988-8088 or by sending written instructions to First Pacific Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu,
HI 96822. There is currently no fee for exchanges. Exchanges are treated as a sale and purchase of shares and may have tax consequences.





DISTRIBUTIONS, CAPITAL GAINS and TAX CONSEQUENCES
         Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month. Each Fund will automatically credit monthly distributions and any annual capital gain distributions and any annual capital gain distributions to an investor's account in additional shares of the Fund at net asset value, unless an investor elects otherwise.

         It is expected that each Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of a Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

         You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Any other loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

          You should note that a portion of the exempt-interest dividends paid by a Fund may constitute an item of tax-preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         Shareholders of each Fund that are subject to Hawaii income taxes will not be subject to Hawaii income taxes on each Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United
States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

         Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

         Generally, a Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


DISTRIBUTION ARRANGEMENTS
         Each Fund has adopted a distribution plan under Rule 12b-1 which allows each Fund to pay up to 0.25% per year of its average daily net assets for the sale and distribution of its shares. The Hawaii Municipal
Fund also pays fees for services provided to shareholders.

         These fees are paid out of each Fund's assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.







       The SAI dated February 1, 2002 includes additional information about each Fund and is incorporated by reference into (legally part of) this prospectus. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports to shareholders. In the Annual
Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.



         To request the Statement of Additional Information, the Annual and Semi-Annual Report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or (800) 354-9654 inter-island. The
Company provides the information at no charge to shareholders.



         Information about the Company (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Securities and Exchange Commission at 1-202-942-8090 for information about the operation of the public reference room. Reports and other information about the Company are available on the EDGAR database on the Commission's Internet site http://www.sec.gov and upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.


SEC File number:  811-05631




PART B:          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                   FIRST PACIFIC MUTUAL FUND, INC.
               HAWAII MUNICIPAL FUND SERIES AND
             HAWAII INTERMEDIATE FUND SERIES

                   STATEMENT OF ADDITIONAL INFORMATION
                         dated February 1, 2002


         First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. Hawaii Municipal Fund (the "Municipal Fund") and Hawaii Intermediate
Fund (the "Intermediate Fund"), are each a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Corporation
(the "Manager").



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus dated February 1, 2002 and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 inter-island.



         The Prospectus and this Statement of Additional Information ( SAI ) omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"). This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


          The audited financial statements and related report of Tait, Weller & Baker, Independent Auditors of the Funds, are incorporated herein by
reference in the section  Financial Statements.   No other portions of the
annual report are incorporated by reference.



                            TABLE OF CONTENTS

Fund History..............................................................2
Investment Strategies and Risks . ........................................2
Description of Municipal Securities Ratings .............................11
Tax Information..........................................................17
Management of the Fund ..................................................19
Investment Management Agreement..........................................22
Custodian .............................................................. 24
Fund Accounting .........................................................24
Independent Auditors. .................................................. 25
Portfolio Transactions ..................................................25
Purchasing and Redeeming Fund Shares.....................................26
The Distributor ....................... .................................27
Transfer Agent ..........................................................29
Performance .............................................................30


                              FUND HISTORY

         The Corporation was incorporated in Maryland on July
8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. The Corporation is an open-end, management investment company and each Fund is not diversified. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has
(1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities.
Shareholders do not have pre-emptive or conversion rights.
These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended ("1940 Act"). Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.



     Effective January 31, 2001 the Fund names changed. Hawaii Municipal Fund was previously called First Hawaii Municipal Bond Fund. Hawaii Intermediate Fund was previously called First Hawaii Intermediate Municipal Fund.



         The Fund may use "First Pacific" in its name so long as First Pacific Corporation or an affiliate thereof, acts as its investment manager.


                     INVESTMENT STRATEGIES AND RISKS

         The investment objective of each Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.
The Municipal Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with maturities of up to 40 years and the Fund has an average expected maturity of 10-25 years. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.



         Fundamental investment restrictions, which limit the investments of each Fund, provide that each Fund may not:


         1.      Issue senior securities.

         2. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

         3. Invest more than 25% of its assets in a single industry. The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on a Fund s performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

         4. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. The Fund s investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

         5. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

         6. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

         7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options.

         8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         9. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

         10. Make investments for the purpose of exercising control or participation in management.

         11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

         12. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

         13. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.


         14. Each Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.


         Each Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         Frequent portfolio turnover is not anticipated. Each Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. Each Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss.
Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

         Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue"
or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment
obligations, of the municipal securities.   Zero coupon bonds are debt
obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

         Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by a Fund will meet the criteria established for the purchase of municipal securities.

         Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Funds will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

         Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence a Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. A Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

         Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

         1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

         2. Bonds issued under special improvements statutes;

         3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

         4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

         All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

         The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law. General obligation bonds may be issued by the State provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal year immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include monies received as grants from the federal government and receipts in reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

         Because a Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.


        A number of factors have negatively impacted Hawaii's economy during 2001. Recessionary conditions on the U.S. mainland and Japan, along with the terrorist attacks of September 11, 2001, resulted in visitor arrivals declining dramatically and unemployment rising as of the third quarter 2001. According to the State of Hawaii Department of Business, Economic Development and Tourism ("DBEDT"), these negative conditions
"were moderated by continued consumer spending, federal government spending and construction activity." The data below has been gathered from DBEDT's Quarterly Statistical Economic Report, Executive Summary
December 2001.

     Civilian employment rose 1.9% in the third quarter of 2001 compared to the third quarter of 2000. This is the tenth consecutive quarter that civilian employment has risen. At the same time, the number of civilians unemployed rose by 8.3%.

     Non-Agricultural wage and salary jobs increased by 0.7% in the third quarter of 2001. Contributing to the increase during this period were the retail trade sector and the services sector which had an increase of 1,700 and 800 jobs, respectively. The wage and salary of agricultural jobs declined 10.1% through the third quarter of the year.

     According to the U.S. Bureau of Economic Analysis, compared to the second quarter of 2000 Hawaii's personal income grew by 4.1% in the second quarter of 2001. In the second quarter of 2001, wages and salary, other labor income and proprietors' income grew 4.8%, 4.9% and 3.3%, respectively, from the same period ended a year earlier.

     General fund tax revenue grew by 1.9% in the third quarter. In 2000, annual tax collections of over $3 billion set a record. In the wake of the terrorist attacks of September 11, 2001, visitor days associated with domestic flights declined by 6.6% and visitor days from international flights declined by 15.2%. In line with the decline in visitor days, compared to the third quarter of 2000, hotel occupancy rates dropped 7.4 percentage points in the third quarter of 2001 to 70.6%.

     Construction activity decreased slightly through the third quarter of 2001. The contracting base decreased by 0.2% from the same period in 2000. This followed almost 21% growth in 2000. Total bankruptcy filings increased by 19.7%.

     The outlook for Hawaii's economy could best be described as uncertain. The U.S. economy is experiencing a shallow recession and military and domestic security issues continue to be of concern. Japan is experiencing a sharper and longer decline to their economy, with real gross domestic product declining at a 2.2 percent annual rate in the third quarter of 2001. DBEDT expects visitor arrivals to show a 3% gain in 2002, but the gain will not make up for the lost visitor arrivals in 2001. As a result, a 2002 job count will likely experience a modest decline of about 0.7%. The DBEDT expects "all sectors of the state's economy to attain pre-September 11, 2001, levels or better by the second half of 2003." This is contingent upon international events and domestic security issues remaining relatively neutral.


         U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation.

         Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Investment Manager determines that there is a period of adverse market conditions, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When a Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.


Investment Practices of The Fund.
         Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully a Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

         Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which a Fund is required to deposit additional maintenance margin, and if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When a Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. Each Fund will comply with SEC requirements concerning such excess margin.

         Each Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract.
When a Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short
(or seller's) position in the underlying futures.

         When a Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, a Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that the exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. A Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of a Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Funds, under option sale positions must be "covered."

         Each Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, a Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets (taken at current value).

         Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of a Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in a portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due to, among other things, daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit a Fund's ability to enter into positions or close out existing positions, at a favorable price. If a Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out.
Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where a Fund's exposure is limited to the initial cost of the option.

         Income earned or deemed to be earned, if any, by a Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

         Each Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of a Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require a Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. A Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


         If the Manager deems it appropriate to seek to hedge a Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities.


         "When-issued" and "delayed delivery" transactions. Each Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation, the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Funds, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements. Each Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount a Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. Each Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Funds and will be used as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. A
Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.


               DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

         Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt or preferred stock obligation rated
           "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends on sinking fund payments, but that is currently paying.

     "D" - An obligation rated "D" is in payment default.  The
           "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

     "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.
            While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect ] for repaying all obligations.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories.
             Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

     "NR" - indicates that Fitch does not rate the issuer or issue in question.

     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     "Rating Watch" - Both long-term and short-term ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend.
            In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings
     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

Short-Term Issue Credit
     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters.
           However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics.
           The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than
          12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

     "NR" - indicates that Fitch does not rate the issuer or issue in question.

     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



                                TAX INFORMATION

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt, for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

        Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

          An investment in a tax-exempt fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed.
In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


       The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."
           For 2002-2003, the percentage required to be withheld is 30%.



       As of September 30, 2001, the Municipal Fund had an unused capital loss carryforward of approximately $502,318. The Intermediate Fund does not have any capital loss carryforward.



                         MANAGEMENT OF THE FUND

         The Officers and Directors of the Corporation
First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Corporation's Distributor, are shown below. Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The
Corporation's Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland.



                                     Term of office and  Principal   Number of           Portfolios     Length of Time Served
Name, Age               Position & Office          Occupation During  in Fund Complex
and Address             With the Fund                       the Past Five Years Overseen by Director

DISINTERESTED DIRECTORS
Clayton W.H. Chow (49)     Director     Unlimited Term    Account Executive, Roadway Express        2
896 Puuikena Dr.		13 years            Sr. Account Executive, Federal Express
Honolulu, HI  96821

Lynden M. Keala (47)       Director         Unlimited Term    Account  Executive, Xpedx                             2
47-532 Hui Iwa St.                                       12 years            (Distribution Division of International Paper)
Kaneohe, HI   96744                                                               Account Executive, Reynolds & Reynolds
                                                                                                    (formerly Vanier Business Forms)

Stuart S. Marlowe (61)     Director         Unlimited Term    Vice President/General Manager Navarre Corp.  2
274 Poipu Drive                                           13 years             (Distributor of music and software products.)
Honolulu, HI  96825


Karen T. Nakamura (57)   Director        Unlimited Term    Exec. Director, Building Industry Association     2
2825 King Street, #2001                              4 years               President, Wallpaper Hawaii, Ltd.
Honolulu, HI  96826

Kim F. Scoggins (54)       Director         Unlimited Term      Real Estate,  1250 Oceanside Partners     2
C/O Hokulia                                                    4 years                Commercial Real Estate, Colliers, Monroe &
Kailua-Kona, HI  96740		                               Friedlander, Inc.

INTERESTED DIRECTORS
*Terrence K.H. Lee (44)    Director,       Unlimited Term      Director and President,                        2
                 President      13 years                 First Pacific Corporation, President,
Honolulu, HI  96822                                                                   First Pacific Securities, Inc.

OFFICERS
Charlotte A. Meyer (48)     Treasurer              Director, Vice President and Treasurer, First
64-5251 Puu Nani Drive                                   Pacific Corporation; Vice President and
PO Box 2834                                                       Treasurer, First Pacific Securities, Inc.
Kamuela, HI  96743

Jean M. Chun (45)         Secretary                Director, Vice President and Secretary, First Pacific
920 Ward Ave., #12G                                     Corporation;  Vice President and
Honolulu, HI  96814                                       Secretary, First Pacific Securities, Inc.





There are no other Directorships held by any of the Directors. There are no family relationships between the persons listed. Terrence K.H. Lee is an interested person of First Pacific Mutual Fund, Inc. by virtue of his relationship as: an affiliated person; an interested person of the investment adviser and principal underwriter; having a material and professional relationship with the Corporation for the last two completed fiscal years.

Audit Committee
     The Audit Committee of the Fund ("Committee") shall oversee the Fund's financial reporting process and internal controls and monitor the Fund's internal audit plans. With the assistance of the independent accountants of the Fund, the Committee shall ensure the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund's accounting principles, clarity of the Fund's financial disclosures and degree of aggressiveness or conservatism of accounting principles.

     The Committee shall provide assistance to the Fund's directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the directors, the independent accountants and the Fund's officers.

     Each non-interested Director will serve as a member of the Committee.

     No Audit Committee meetings were held during the fiscal year ending September 30, 2001. An Audit Committee Meeting was held on December 7, 2001.

Nominating Committee
     The Nominating Committee's mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

      Each non-interested Director will serve as a member of the Nominating Committee.

     No Nominating Committee meetings were held during the fiscal year ending September 30, 2001.

     The Nominating Committee will not consider nominees recommended by security holders.

Set forth below is the dollar range of securities of the Funds or the Corporation beneficially owned by the Director as of December 31, 2001:

 					             Aggregate Dollar Range of
				                   Securities in all Registered      Investment
		       Dollar Range of Securities                                    Companies           overseen by Director in
Name of Director	         In the Funds		Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow	Hawaii Municipal Fund $1-$10,000	              $1- $10,000
Lynden M. Keala	Hawaii Municipal Fund $1-$10,000	              $1- $10,000
Stuart S. Marlowe	Hawaii Municipal Fund $1-$10,000	              $1- $10,000
Karen T. Nakamura	Hawaii Municipal Fund $10,001-$50,000	              $10,001-$50,000
Kim F. Scoggins	Hawaii Municipal Fund $1-$10,000	              $1- $10,000

Interested Directors
*Terrence K.H. Lee	Hawaii Municipal Fund $1-$10,000	        $1- $10,000

Approval of Investment Management Agreement
     The Directors discussed the proposed renewal of the Investment Management Agreement for each portfolio. The Directors discussed the expense ratio of each portfolio and payments by the Fund to First Pacific Corporation and its affiliated companies. The Directors reviewed advisory fee and expense data for funds with comparable objectives and policies. Recent and historical performance of each of the portfolios and fund performance for funds with comparable
objectives and policies were discussed.    Information was
also presented on the business activities of the Manager, financial condition and stability of the Manager, the Manager's personnel and the terms of the Investment Management Agreement. The Directors discussed their fiduciary duties and the statutory requirements for renewing the Investment Management Agreement for each portfolio.
The Directors approved the Investment Management
Agreement on July 24, 2001.



         The compensation of the Officers who are interested persons (as defined in the 1940 Act) of the Manager is paid by the Manager. The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Manager for services or expenses incurred in connection with attending meetings of the Board of Directors. The Directors and Officers as a group own less than 1% of each Fund's shares. Set forth below is the Directors compensation for the most recent fiscal year:


                                         Pension or                              Total Compensation
                         Aggregate       Retirement Benefits   Estimated         From Corporation
Name of Person,         Compensation     Accrued As Part       Annual Benefits   and Fund
Complex
Position                From Corporation        of Corporation Expenses      Upon Retirement   Paid To Directors

Disinterested Directors
Clayton W.H. Chow       $300.00          0                     0                 $300.00
Director

Lynden M. Keala         $300.00          0                     0                 $300.00
Director

Stuart S. Marlowe       $200.00          0                     0                 $200.00
Director

Karen T. Nakamura       $200.00          0                     0                 $200.00
Director

Kim F. Scoggins         $200.00          0                     0                 $200.00
Director

Interested Directors
Terrence K.H. Lee       0                0                     0                 0
Director, President



Code of Ethics
	The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by a Fund.
The Distributor and Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by a Fund.




                      INVESTMENT MANAGEMENT AGREEMENT

         Subject to the authority of the Directors and under the laws of the state of Maryland, the Manager and the Corporation's Officers will supervise and implement each Fund's investment activities. The
Manager implements the investment program of each Fund and the composition of its portfolio on a day-to-day basis.


         The Investment Management Agreement between the Manager and the Corporation provides that the Manager will provide portfolio management services to a Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager is responsible for evaluating the portfolio and overseeing its performance.

         The Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions. The Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers and other personnel, rent, and such other items that arise in daily corporate administration.
Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of each Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Manager, each Fund pays the Manager a fee at the annual rate of 0.50 of one percent (0.50%) of its average daily net assets.


    Fees paid by the Municipal Fund for the three most recent fiscal years:


                           Investment Management            Management
                               Agreement                   Fees Waived
                      2001      $582,525                        $0
                      2000      $556,361                        $0
                      1999      $581,901                        $0

    Fees paid by the Intermediate Fund for the three most recent fiscal years:


                             Investment Management          Management
                                Agreement                   Fees Waived
                      2001       $20,606                      $0
                      2000       $24,641                      $0
                      1999       $28,733                      $5,147



         The Investment Management Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.


         In the event the expenses of each Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the manager hereunder will be reduced by the amount of such excess.


         The current Investment Management Agreement between the Municipal Fund and the Manager was initially approved on May 14, 1991 and the Investment Management Agreement between the Intermediate Fund and the Manager was initially approved on July 7, 1994. The Investment Management Agreements continue in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Investment Management Agreements provide that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. Each Investment Management Agreement will terminate automatically if assigned by either party.


         The Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Manager renders periodic reports of each Fund's investment activities.


         The Manager also serves as Administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on October 14, 1999. The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation. Administrative services shall include the compliance matters of the Funds. Pursuant to the Administrative
Agreement, the Administrator will receive a fee calculated at an annual ate of up to 0.05 of one percent (0.05%) of each Fund's average daily net assets.



        The Administrator shall furnish each Fund administrative services. Administrative services shall include, but are not limited to, the following compliance matters of each Fund: filings with the Securities and Exchange Commission, the National Association of Securities Dealers, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.


     Fees paid by the Municipal Fund for the three most recent fiscal years:


	               Administrative 	 Administrative
	                 Agreement            Fees Waived
             2001          $23,301            $0
             2000          $21,114	          $0
             1999          none		    none


Fees paid by the Intermediate Fund for the three most recent fiscal years:



                          Administrative 	Administrative
	                     Agreement        Fees Waived
             2001          $897                $0
             2000          $932                $0
             1999          none		     none




         Certain Officers and Directors of the Corporation are also Officers or Directors, or both, of First Pacific Corporation. Terrence K.H. Lee, President of the Corporation and the Manager, owns the majority of the stock of, and controls, the Manager. The stock of the Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.



         As of January 22, 2002, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii
Municipal Fund:

       None.


         As of January 22, 2002, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii
Intermediate Fund:
         United Fishing Agency, Ltd.
         Attn:  Frank Goto
         117 Ahui Street
         Honolulu, HI  96813
         5.90%

         John P. Moon TTEE
         John P, Moon Trust
         56 Akilolo Street
         Honolulu, HI  96821
         5.26%




                                CUSTODIAN

         Union Bank of California, N.A., 475 Sansome Street, San Francisco, California 94111, is the custodian for each Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.


                             FUND ACCOUNTING

    Ultimus Fund Solutions, LLC., 135 Merchant Street, Suite #230, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation. The monthly accounting fee schedule for each Fund is as follows:

	Calculated fee will be based upon prior month combined average net assets for the Hawaii Municipal Fund and Hawaii
Intermediate Fund:

	Base fee per year of $60,000.00 plus:
	First $500 million of average daily net assets,
                              .010% (1 basis point)
	In excess of $500 million,  .005% (1/2 basis point)

	The tables listed below reflect fund accounting fees paid to American Data Services, Inc., for the fiscal years 2001, 2000 and 1999.


    Fees paid by the Municipal Fund for the three most recent fiscal years:

                           Fund Accounting            Fund Accounting
                             Agreement                  Fees Waived

                 2001        $66,739                       $0
	           2000        $53,310                       $0
                 1999        $57,829                       $0


    Fees paid by the Intermediate Fund for the three most recent fiscal years:

                        Fund Accounting               Fund Accounting
                            Agreement                   Fees Waived

                 2001       $2,120                          $0
                 2000       $1,467                          $0
                 1999       $3,911                          $0



                            INDEPENDENT AUDITORS

         The independent auditors for the Corporation are Tait, Weller & Baker, Eight Penn Center Plaza, Suite #800 Philadelphia, Pennsylvania 19103-2108.



                         PORTFOLIO TRANSACTIONS

         The Manager will place orders for portfolio transactions for the Funds with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Manager, including quotations necessary to determine the value of the Funds' net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, a Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Corporation, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by a Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

     If it is believed to be in the best interests of a Fund, the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

         If purchases or sales of securities of the Funds and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of each Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

         The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.


         Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 2001-none, 2000-none, 1999-none.



                  PURCHASING AND REDEEMING FUND SHARES

         Shares of a Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ( Service Agents ) which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of a Fund were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's distributor.


         Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of a Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to 8:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within three (3) business days following the trade date. Service Agents are responsible to their customers and the Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.


         The issuance of shares is recorded on the books of the Funds in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

         Under certain circumstances, an investor may purchase Fund shares by delivering to a Fund securities eligible for the Fund s portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to a Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow a Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


                             THE DISTRIBUTOR

         Shares of the Funds are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.



         Mr. Lee, president of the Distributor, is affiliated with both the Corporation and the Distributor. Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Funds and their investment performance and advertising and public relations material. The
Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders.
The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.


         The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporations' disinterested Directors in compliance with the 1940 Act. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.


         The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual
distribution related expenses.   Distribution Plan payments are
subject to limits under the rules of the National Association of Securities Dealers.


         Under the Distribution Plan, a Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Funds' shares such as advertising, marketing and distributing the Funds' shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of a Fund's shares owned by investors for whom the institution performs administrative and accounting services.

         The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of a Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for each Fund was approved by each Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

        The Distribution Plan provides that a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Fund. Under the Distribution Plan, the Distributor is entitled to receive from a Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% of the average daily net assets of the Fund. The Distribution Plan obligates a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Distribution Plan are tied exclusively to marketing and distribution expenses actually incurred by the Distributor, and the payments may not exceed distribution expenses actually incurred.

         The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.


        Distribution Plan payments by the Municipal Fund, by category, for the most recent fiscal year are as follows: Advertising $12,851; Seminars and Meetings $2,031; Printing $1,493; Rent $23,801; Utilities $1,609; Telephone $6,026; Salaries and Wages $122,605; Employee Benefits $4,342;
Total $174,758.



         Distribution Plan payments by the Intermediate Fund, by category, for the most recent fiscal year are as follows: Advertising $5,068; Total $5,068.



                             TRANSFER AGENT

         First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, a wholly-owned subsidiary of the Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement initially approved by the Directors on March 15, 1994. The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent. Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of each Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.


      The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099
(or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of a Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of each Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.


         The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by the Transfer Agent on behalf of the Municipal Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Municipal Fund pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the Municipal Fund's average daily net assets. As of January 21, 1998, the Intermediate Fund no longer charges shareholder service fees.


     Fees paid by the Municipal Fund for the three most recent fiscal years:

   Transfer Agent     Transfer Agent    Shareholder Services     Service
      Agreement        Fees Waived          Agreement          Fees Waived

2001      $88,712          $0             $116,505                 $0
2000      $70,255          $0             $111,272                 $0
1999      $70,112          $0             $116,380                 $0



     Fees paid by the Intermediate Fund for the three most recent fiscal years:

   Transfer Agent     Transfer Agent   Shareholder Services     Service
      Agreement        Fees Waived         Agreement          Fees Waived

2001    $2,812             $0              $0                    $0
2000    $3,121             $0              $0                    $0
1999    $4,687             $0              $0                    $0


                                 PERFORMANCE

         Current yield, tax equivalent yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Funds to compute or express performance follows:

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                 Yield = 2 [(a-b + 1)6-1]
                             cd
where
         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.


The yields for the Funds for the 30-day periods ending September 30, 2001 are set forth below:

                                              Month Ended
                                              09/30/2001
Hawaii Municipal Fund                            4.38%
Hawaii Intermediate Fund                         3.57%


         Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.


         The tax equivalent yields for the Funds for the 30-day periods ending September 30, 2001 are set forth below:

			                            Month Ended
                                               09/30/2001
Hawaii Municipal Fund		                    7.80%
Hawaii Intermediate Fund         	              6.35%




         As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:


                 P(1 + T)n =  ERV
where


            P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of 1, 5 or 10 year (or since inception) periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or since inception) periods.




The average annual total return (before taxes) for the Funds for the periods indicated and ended September 30, 2001 are set forth below:

                                                                      Since
                               One Year    Five Years    Ten Years   Inception
Hawaii Municipal Fund     8.11%        4.97%           5.60%         -------
(Inception November 23, 1988)

Hawaii Intermediate Fund 7.61%       4.63%             ------           4.98%
(Inception July 5, 1994)



    "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.
In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).



     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and
(iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).



Comparisons and Advertisements
         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Funds may discuss yield, tax equivalent yield or total return for a Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield or total return as reported by other investments, indices, and averages. The performance of a Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

         The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.





Financial Statements

         The Financial Statements of the Funds will be audited at least annually by Tait, Weller & Baker, Independent Auditors. The
Financial Statements for the fiscal year ended September 30, 2001, Financial Highlights for the respective periods, presented and the report of Tait, Weller & Baker are incorporated by reference into this SAI. However, no other parts of the 2001 Annual Report to Shareholders are incorporated by reference to this SAI.
Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI.




PART C:	OTHER INFORMATION

Item 23.  EXHIBITS.

	The following are the exhibits filed as a part of this registration statement:

(a)  Articles of Incorporation.*
   Filed with Post-effective Amendment #11 to Form N-1A registration.

(b)  By-Laws.*
  Filed with Post-effective Amendment #11 to Form N-1A registration.

(c)  Instruments Defining Rights of Security Holders.
  Not applicable.

(d)  Investment Advisory Contracts.*
     Filed with Post-effective Amendment #16 to Form N-1A registration.
  (d)(1) Amendment to Investment Management Agreement dated
         July 24, 2001.
         Amendment filed with Form N-1A registration.
 (d)(2)  Amendment to Investment Management Agreement dated
         October 17, 2001.
         Amendment filed with Form N-1A registration.

(e)  Underwriting Contracts.*
   Filed with Post-effective Amendment #15 to Form N-1A registration.
   (1) Amendment to Distribution Contract dated July 24, 2001.
         Amendment filed with Form N-1A registration.

(f)  Bonus or Profit Sharing Contracts.
   Not applicable because there are no pension, bonus or other agreements for the benefit of Directors and Officers.

(g)  Custodian Agreements.*
   Amendment filed with Form N-1A registration.
   Filed with Post-effective Amendment #14 to Form N-1A registration.
   (g)(1) Amendment to Custodian Agreement dated December 31,
              2001.
              Amendment filed with Form N-1A registration.
   (g)(2) Amendment to Custodian Agreement dated December 31,
              2001.
              Amendment filed with Form N-1A registration.

(h)   Other Material Contracts.
    (1) Administration Agreement.*
          Filed with Post-effective Amendment #15 to Form N-1A registration.
          (a) Amendment to Administrative Agreement dated July 24,
                2001.
                Amendment filed with Form N-1A registration.
          (b) Amendment to Administrative Agreement dated October
                17, 2001.
                 Amendment filed with Form N-1A registration.

      (2) Selling Dealer Agreement.*
             Filed with Pre-effective Amendment #1 to Form N-1A registration.

      (3) Transfer Agent Agreement.*
             Filed with Post-effective Amendment #14 to Form N-1A registration.
             (a) Amendment to Transfer Agent Agreement dated July 24,
                   2001.
                   Amendment filed with Form N-1A registration.

       (4) Fund Accounting Agreement.
             Filed with Form N-1A registration.

       (5) Shareholder Services Agreement.*
              Filed with Post-effective Amendment #14 to Form N-1A registration.
              (a) Amendment to Shareholder Services Agreement dated July
                  24, 2001.
                  Amendment filed with Form N-1A registration.

(i)   Legal Opinion.
  The legal opinion of Drinker Biddle & Reath LLP is filed herewith.

(j)   Other Opinions.
  The consent of Tait, Weller & Baker, Independent Certified
  Public Accountants is filed herewith.

(k)   Omitted Financial Statements.
   None.

(l)   Initial Capital Agreements.*
  Filed with Pre-effective Amendment #1 to Form N-1A.

(m)   Rule 12b-1 Plan.*
     Filed with Post-effective Amendment #15 to Form N-1A registration.
     (1) Amendment to 12b-1 Distribution Plan dated July 24, 2001. Amendment filed with Form N-1A registration.

(n)  Rule 18f-3 Plan.
     Not applicable.

(p)  Code of Ethics
      (1)  Fund Code of Ethics.*
             Filed with Post-effective Amendment #16 to Form N-1A registration.

      (2)  Advisor and Distributor Code of Ethics.*
             Filed with Post-effective Amendment #16 to Form N-1A registration.
             (a) Amendment to Code of Ethics dated September 30, 2001.
                 Amendment filed with Form N-1A registration.




              *Previously filed and incorporated by reference herein.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

              None


Item 25. INDEMNIFICATION.

              Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

              (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,
              (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


          Provisions for indemnification of the Company's investment adviser are contained in Section 10 of the Investment Management
Agreement between the Company and First Pacific Corporation.

          Provisions for indemnification of the Company's distributor are contained in Section 14 of the Distribution Agreement between the Company and First Pacific Securities, Inc.

          Provisions for indemnification of the Company's transfer agent and dividend disbursing agent are contained in Section 24 of the Transfer Agent and Dividend Disbursing Agent Agreement between the Company and First Pacific Recordkeeping, Inc.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The principal business of First Pacific Corporation is to provide investment counsel and advice to individuals and institutional investors. Listed below are the directors and officers of First Pacific Corporation and any business, profession, vocation or employment that they have engaged in during the last two years.



                                                                                    Business, Profession, Vocation or
                                                                                    Employment Engaged In Within
               Name             Positions with Adviser     the Last Two Fiscal Years*
Terrence K.H. Lee       Director, President           President of First Pacific Securities, Inc.
                                        and CEO                            and Director and President of First
                                                                                     Pacific Mutual Fund, Inc.

Charlotte A. Meyer         Director, Treasurer         Treasurer and Vice President of
                                         and Vice President          First Pacific Securities, Inc. and
                                                                                     Treasurer of First Pacific Mutual
                                                                                     Fund, Inc.

Jean M. Chun                 Director, Secretary          Secretary and Vice President of
                                          and Vice President         First Pacific Securities, Inc. and
                                                                                     Secretary of First Pacific Mutual
                                                                                      Fund, Inc.

Louis F. D'Avanzo            Vice President               Vice President of First Pacific
                                                                                     Securities, Inc. and Portfolio Manager
                                                                                      of First Pacific Mutual Fund, Inc.

Nora B. Simpson             Vice President               Vice President of First Pacific
                                                                                      Securities, Inc. and Compliance
                                                                                      Officer of First Pacific Mutual Fund,
                                                                                       Inc.

* The principal business address of First Pacific Mutual
           Fund, Inc. and First Pacific Securities, Inc. is 2756 Woodlawn
           Drive, #6-201, Honolulu, Hawaii 96822.

3171:
Item 27. PRINCIPAL UNDERWRITERS.
              (a) First Pacific Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

              (b) Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to Item 20:


                                                    Position and            Position and
Name and Principal                Offices with              Offices with
Business Address                  Underwriter              Fund
Terrence K.H. Lee                 President                  Director and
2756 Woodlawn Drive, #6-201                               President
Honolulu, HI   96822

Jean M. Chun                           Secretary/                     Secretary
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Charlotte A. Meyer                Treasurer/              Treasurer
2756 Woodlawn Drive, #6-201       Vice President
Honolulu, HI  96822

Louis F. D'Avanzo                 Vice President           Portfolio Manager
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson                   Vice President           Compliance Officer
2310 S. Ridgeview Way
Boise, ID  83712


              (c)  Not applicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

              Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:


              First Pacific Corporation
              2756 Woodlawn Drive, #6-201
              Honolulu, HI   96822;


              First Pacific Recordkeeping, Inc.
              2756 Woodlawn Drive, #6-201
              Honolulu, HI  96822


Item 29. MANAGEMENT SERVICES.

              All management services are covered in the management agreement between the Registrant and First Pacific Corporation, as discussed in Parts A and B.



Item 30. UNDERTAKINGS.
              Not applicable.


                                SIGNATURES


              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under
 Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 15th day of January, 2002.


                        FIRST PACIFIC MUTUAL FUND, INC.



                        By:  /s/ Terrence K.H. Lee
                             Terrence K.H. Lee, President


              Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Terrence K.H. Lee            President, Principal      January 15, 2002
Terrence K.H. Lee                Executive and Director


/s/ Clayton W.H. Chow            Director                  January 15, 2002
Clayton W.H. Chow


/s/ Lynden M. Keala              Director                  January 15, 2002
Lynden M. Keala


/s/ Stuart S. Marlowe            Director                  January 15, 2002
Stuart S. Marlowe


/s/ Charlotte A. Meyer           Treasurer                 January 15, 2002
Charlotte A. Meyer               (Chief Financial Officer)


/s/ Karen T. Nakamura            Director                  January 15, 2002
Karen T. Nakamura


/s/ Kim F. Scoggins              Director                  January 15, 2002
Kim F. Scoggins






                              EXHIBIT INDEX


Item 23.


(d)(1)     Amendment to Investment Management Agreement dated July 24, 2001.
(d)(2)     Amendment to Investment Management Agreement dated October 17, 2001.
(e)(1)     Amendment to Distribution Agreement dated July 24, 2001.
(g)(1) Amendment to and Restated Schedule A to the Custodian Agreement dated December 31, 2001
(g)(2) Amendment to and Restated Schedule C to the Custodian Agreement dated December 31, 2001
(h)(1)(a)  Amendment to Administrative Agreement dated July 24, 2001.
(h)(1)(b)  Amendment to Administrative Agreement dated October 17, 2001.
(h)(3)(a) Amendment to Transfer Agent and Dividend Disbursing Agent Agreement dated July 24, 2001.
(h)(4)     Fund Accounting Agreement dated January 2, 2002.
(h)(5)(a)  Amendment to Shareholder Services Agreement dated July 24, 2001.
(i)	     Opinion and Consent of Counsel
(j)        Accountant's Consent
(m)(1)     Amendment to 12b-1 Distribution Agreement dated July 24, 2001.
(p)(2)(a) Amendment to Advisor and Distributor Code of Ethics dated September 30, 2001.